Prospectus Supplement	February 28, 2017

The Putnam Fund for Growth and Income Fund
Prospectus dated February 28, 2017

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, the merger of The Putnam Fund for Growth and Income (“Growth and Income Fund”) into Putnam Equity Income Fund (“Equity Income Fund”). Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of Growth and Income Fund and its shareholders. Growth and Income Fund and Equity Income Fund have the same investment goals and pursue substantially similar investment strategies. A full description of Equity Income Fund and the terms of the merger will be contained in a Form N-14 prospectus, which is expected to be mailed to shareholders in mid-March, 2017. No shareholder approval of the merger is required.

Completion of the merger is subject to a number of conditions. The merger is currently expected to occur on or about May 15, 2017.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of Growth and Income Fund will be transferred to Equity Income Fund in return for shares of Equity Income Fund (the “Merger Shares”) with equal total net asset value as of the valuation date. The Merger Shares will be distributed pro rata to shareholders of Growth and Income Fund in exchange for their fund shares, in complete liquidation of Growth and Income Fund. Shareholders will receive Merger Shares of the same class as the Growth and Income Fund shares they held. The merger is expected to be tax-free for federal income tax purposes.

In connection with the merger, Putnam Management currently expects that Growth and Income Fund may sell certain portfolio holdings prior to the merger. These sales, which are anticipated to commence on or about April 12, 2017, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Growth and Income Fund will be closed to new accounts on or about March 6, 2017. At any time prior to the close of the merger, you can sell your shares back to the

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fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Equity Income Fund, nor is it a solicitation of any proxy. For more information regarding Equity Income Fund, or to receive a free copy of a Form N-14 prospectus relating to the merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The Form N-14 prospectus will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the Form N-14 prospectus carefully before making any investment decisions.